UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2010

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices, including zip code)

(651) 236-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On August 24, 2010, H.B. Fuller Company (the “Company”) sent a notice to its executive officers and directors (the “Notice”) informing them that they would be prohibited from engaging in certain transactions involving the Company’s Common Stock, $1.00 par value per share, during a blackout period (the “Blackout Period”) under the Company’s Thrift Plan (a 401(k) plan) (the “Plan”). The Notice indicated that the Blackout Period will begin at 3:00 p.m. U.S Central time on Tuesday, September 21, 2010 and will end during the week of October 10, 2010. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the Notice.

The reason for the Blackout Period is to facilitate a change in the Plan’s record keeper, trustee and certain investment options. During the Blackout Period, participants in the Plan will be temporarily unable to check account balances and transfer or diversify their investments, or to obtain a loan, withdrawal or distribution from their Plan account. Participants will still be able to make payroll and rollover contributions and loan repayments during the Blackout Period.

The Company received the notice of the Blackout Period for the Plan required by section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 on August 19, 2010.

On August 24, 2010, the Company provided the Notice to its executive officers and directors in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR of the Securities Exchange Act of 1934. The Notice indicated that the Company’s executive officers and directors would be prohibited during the Blackout Period from purchasing, selling or otherwise acquiring or transferring any Common Stock of the Company acquired in connection with the executive officer’s or director’s service or employment as a director or executive officer of the Company (including exercising Company stock options and transferring into or out of Common Stock within the Plan).

During the Blackout Period and for a period of two years after the ending date of the Blackout Period, a participant in the Plan, a security holder of the Company, or other interested persons may obtain, without charge, information regarding the Blackout Period, including confirmation of the actual ending date of the Blackout Period, by contacting the Human Resources Senior Benefits Specialist in the Benefits Department at 1200 Willow Lake Boulevard, P.O. Box 64683, St. Paul, MN 55164-0683, or by telephone at 651-236-5113.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Notice of Blackout Period to Executive Officers and Directors of H.B. Fuller Company dated August 24, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 24, 2010

H.B. FULLER COMPANY

By:	/s/ Timothy J. Keenan
Timothy J. Keenan, Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice of Blackout Period to Executive Officers and Directors of H.B. Fuller Company dated August 24, 2010